UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-03741)

Exact name of registrant as specified in charter:	Putnam New York Tax Exempt Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2016

Date of reporting period:	December 1, 2015 — May 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PTEIX

Putnam New York Tax Exempt Income Fund

Semiannual report
5|31|16

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam New York
Tax Exempt
Income Fund

Semiannual report
5 | 31 | 16

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Consider these risks before investing: Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Single-state investments are at risk of common economic forces and other factors affecting a state’s tax-exempt investments. This may result in greater losses and volatility. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

At the midpoint of the 2016 calendar year, the U.S. stock and bond markets have had their share of ups and downs, even as the economy has pulled through some areas of weakness and concerns over slowing growth abroad.

Looking across the broader economic landscape, conditions in the United States appear to be better than elsewhere. Despite a multiyear U.S. bull market and economic recovery, we believe the risk of an imminent recession is low. Consumer spending and housing data remain strong, and while oil prices have rebounded, gas at the pump is substantially less expensive than it was a year ago. Overseas, by contrast, from Europe to Japan and China, we believe multiple headwinds remain.

In every market environment, Putnam’s portfolio managers are employing active, risk-conscious investment strategies backed by support from teams of equity and fixed-income research analysts. In the following pages, you will find an overview of your fund’s performance for the reporting period ended May 31, 2016, as well as an outlook for the financial markets in the coming months.

As always, we believe it is important to regularly consult with your financial advisor, who can help ensure that your portfolio is aligned with your individual goals, risk tolerance, and investing time horizon.

Thank you for investing with Putnam.

Putnam New York Tax Exempt Income Fund

Municipal bonds can play a key role in a tax-smart investment plan

There's an old adage in investing: "It's not how much you make that matters, it's how much you keep." That's particularly relevant when it comes to the fixed-income markets and the impact that taxes can have on your investment. The good news is that, unlike Treasuries or corporate bonds, the interest paid on municipal bonds is generally free from federal income taxes. Moreover, New York residents generally pay no state income taxes on the distributions paid by municipal bonds issued in the Empire State. That can make municipal bonds particularly attractive to investors subject to higher personal income tax rates.

The fund's portfolio managers have worked together at Putnam since 1994.

Thalia Meehan, CFA
Portfolio Manager

Paul M. Drury, CFA
Portfolio Manager

Municipal bonds' tax benefits can make their income even more attractive

Index-based yields as of 5/31/16 (annual after-tax income generated by a hypothetical $100,000 investment)

Pretax yield
Taxable-equivalent yield
5%
4%
3%
2%
1%
0%
1.42% ($804)
3.04% ($1,721)
3.27% ($1,850)
Treasuries
Investment-grade corporates
Municipal bonds

Source: Putnam, as of 5/31/16. Past performance is no guarantee of future results. Yields for Treasuries, investment-grade corporates, and municipal bonds are represented by the average "yield to worst" — a calculation of the lowest possible yield generated without defaulting — of the Barclays U.S. Treasury Index, the Barclays U.S. Credit Index, and the Barclays Municipal Bond Index, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable equivalent yield and annual after-tax income are based on a 43.40% federal income tax rate. This rate reflects the American Taxpayer Relief Act of 2012 and includes the 3.80% Medicare surtax.

Defaults in the municipal bond market have been a relative rarity

Five-year average cumulative default rates, all rated securities

10%
8%
6%
4%
2%
0%
6.60%
0.08%
Municipal bonds
Corporate bonds

Source: Moody's, Annual U.S. Municipal Bond Defaults and Recoveries, 1970–2015 (May 2016).

2 New York Tax Exempt Income Fund
New York Tax Exempt Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4	New York Tax Exempt Income Fund

Interview with your fund’s portfolio manager

What was the environment like for municipal bonds during the six-month reporting period ended May 31, 2016?

Municipal bonds [Barclays Municipal Bond Index] posted gains in each month of the reporting period, outperforming U.S. Treasuries and taxable bonds [Barclays U.S. Aggregate Bond Index] amid a tame inflation outlook and a Federal Reserve predisposed to delaying further rate hikes until stronger evidence of a pickup in U.S. economic growth materialized.

After the Fed took the widely expected first step on the path of gradual normalization of interest rates in December 2015, investors began pricing in additional rate increases in 2016. However, a deep slide in oil prices early in 2016 fueled worries of slowing economic growth globally and raised questions about the central bank’s interest-rate policy. In this environment, municipal bonds benefited from investors’ preference for higher-quality, lower-risk investments in response to financial market volatility, slower growth, and an increasingly dovish Fed. January was an especially favorable month for the asset class, when the Barclays Municipal Bond Index rose 1.19%. During the final months of the reporting period, diminished expectations for near-term rate hikes and increased expectations for a more gradual pace of future hikes helped to support municipal bond prices.

Heightened investor interest in municipal bonds as an asset class was noteworthy

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/16. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

New York Tax Exempt Income Fund	5

during the reporting period. For the first five months of 2016, new-issue supply fell while demand rose, as measured by mutual fund inflows. Municipal bond mutual funds saw over $26 billion in new assets, which was the largest level of inflows over the past 25 years for the January to May time frame. Demand for municipal bonds has been dominated by households, which comprised about 70% of municipal bond investors at the end of 2015, according to Fed estimates. Meanwhile, from a demand standpoint, the biggest change that we have seen over the past several years has come in the bank channel, whose share of municipal bond assets has doubled since 2008. As such, we think demand for municipal bonds has moved beyond the traditional base of tax-sensitive investors to include investors who are drawn to the high-quality, relatively low-volatility income potential of these investments.

How did Putnam New York Tax Exempt Income Fund perform against this backdrop?

Thanks in large part to a patient Fed, the reporting period proved to be a friendly environment for interest-rate-sensitive securities. U.S. Treasury rates fell and prices rose during the reporting period, and municipal bonds followed suit. For the six months ended May 31, 2016, the fund posted positive absolute performance, slightly edging out its benchmark, the Barclays Municipal Bond Index, but underperforming the average return of its Lipper peer group.

With the Fed beginning the process of normalizing interest rates, what was your investment approach during the reporting period?

Many of the same investment themes remained in place going into 2016 — namely, duration positioning, or interest-rate

Allocations are shown as a percentage of the fund’s net assets as of 5/31/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6	New York Tax Exempt Income Fund

sensitivity, that is slightly below the median of the fund’s Lipper peer group; an overweight exposure, relative to the benchmark, to municipal bonds rated BBB; a preference for essential service utilities, airports, and higher-education bonds relative to the fund’s Lipper group; and an underweight position, relative to the fund’s peers, to Puerto Rico issuers. However, at the beginning of 2016, in response to market volatility, marginal growth, and a dovish Fed, we extended the portfolio’s duration by a modest amount, becoming slightly less defensive.

We do not expect municipal credit spreads [the difference in yield between higher- and lower-quality municipal bonds] to widen by a large margin in the near term, nor do we believe that spreads will tighten much, as spreads remained close to their lowest point since the onset of the credit crisis. In our opinion, downside risks include flows to municipal bonds turning decidedly negative or interest rates spiking higher. At the end of the reporting period, we maintained a slightly shorter-duration position and a somewhat higher cash allocation in the portfolio relative to the fund’s Lipper peers.

How would you characterize the health of the municipal bond market at period-end?

Overall, we believe municipal credit fundamentals have been sound and the default rate remained low — just 0.15% through May 2016, according to BofA Merrill Lynch — a

Credit qualities are shown as a percentage of the fund’s net assets as of 5/31/16. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

New York Tax Exempt Income Fund	7

fraction of the $3.7 trillion municipal bond market. Credit-rating upgrades of issuers have exceeded downgrades due to economic and financial stabilization across most public finance sectors. At the local level, property values have improved, contributing to modest increases in tax receipts.

We are closely following a handful of states and municipalities grappling with budget challenges posed by unfunded pension liabilities and health-care costs. However, while these various issuers, as well as Puerto Rico, are facing long-term headwinds, such as pensions, we believe investors have shown a willingness to isolate these situations from the overall municipal market.

What is your outlook for interest rates and Fed monetary policy?

During the reporting period, the Fed’s monetary policy continued to be influenced by U.S. data releases and global macroeconomic factors. At its March 2016 meeting, the central bank reduced its rate-hike forecast for the remainder of the year to two hikes from the four that policymakers had anticipated at their December 2015 meeting. The Fed left its benchmark rate unchanged at its April and May meetings. Just following the close of the reporting period, soft economic data, including the weakest U.S. payroll data in almost six years, diminished expectations that the Fed would raise interest rates in the next few months. The economic outlook for China and the November U.S. presidential election also have the potential to add to market uncertainty and to influence the willingness of investors to take on investment risk.

Given the Fed’s assessment that an accommodative policy was appropriate given global risk factors, we saw the bull market in bonds continue during the reporting

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8	New York Tax Exempt Income Fund

period. Municipal bonds were beneficiaries of this trend, with many investors drawn to the relative stability and income potential of municipal bonds as a refuge from global macroeconomic volatility. This phenomenon became even more apparent during the sharp selloff in higher-risk assets following the United Kingdom’s surprise vote to leave the European Union. We continue to believe that municipal bonds are a compelling long-term investment strategy for income-oriented investors.

Thank you, Thalia, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Portfolio Manager Thalia Meehan holds a B.A. from Williams College. She joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund’s portfolio manager is Paul M. Drury, CFA.

IN THE NEWS

At the gas pump this summer, it may feel a little like 2004. That’s because gas prices are expected to be at their lowest levels in 12 years, according to a recent forecast by the U.S. Energy Information Administration (EIA). The EIA expects gas to average $2.27 per gallon nationwide for the 2016 summer driving season, which runs from April through September. Although the price of West Texas Intermediate crude oil has remained above its 12-year low of $26.14 a barrel, which it hit in February of this year, the EIA forecast says the per-gallon price of gasoline this summer will be down 36 cents, or 13%, from the summer of 2015. Gas prices often rise in the summer due to a combination of increased demand and a more expensive blend of gasoline used to help reduce pollution. But if crude prices stay low, one would expect gas prices to follow suit. And with the price of gas so low, you can also expect that more people will be hitting the highways.

New York Tax Exempt Income Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2016, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/16

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/2/83)		(1/4/93)		(7/26/99)		(4/10/95)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	6.53%	6.40%	6.31%	6.31%	5.67%	5.67%	6.15%	6.04%	6.59%

10 years	52.80	46.68	45.08	45.08	41.09	41.09	48.32	43.50	55.61
Annual average	4.33	3.91	3.79	3.79	3.50	3.50	4.02	3.68	4.52

5 years	26.16	21.11	22.30	20.30	21.20	21.20	24.24	20.20	27.55
Annual average	4.76	3.91	4.11	3.77	3.92	3.92	4.44	3.75	4.99

3 years	10.32	5.90	8.27	5.30	7.64	7.64	9.26	5.71	11.04
Annual average	3.33	1.93	2.68	1.74	2.49	2.49	3.00	1.87	3.55

1 year	5.48	1.26	4.70	–0.30	4.54	3.54	5.06	1.64	5.59

6 months	3.43	–0.71	3.11	–1.89	3.03	2.03	3.28	–0.07	3.54

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10	New York Tax Exempt Income Fund

Comparative index returns For periods ended 5/31/16

		Lipper New York
	Barclays Municipal	Municipal Debt Funds
	Bond Index	category average*

Annual average (life of fund)	6.97%	6.37%

10 years	61.74	50.18
Annual average	4.93	4.14

5 years	28.07	27.40
Annual average	5.07	4.95

3 years	12.57	11.07
Annual average	4.03	3.55

1 year	5.87	5.70

6 months	3.42	3.62

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/16, there were 98, 98, 95, 86, 65, and 3 funds, respectively, in this Lipper category.

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/16

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/2/83)		(1/4/93)		(7/26/99)		(4/10/95)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	6.56%	6.43%	6.34%	6.34%	5.70%	5.70%	6.18%	6.08%	6.62%

10 years	55.66	49.44	47.81	47.81	43.91	43.91	51.28	46.36	58.56
Annual average	4.52	4.10	3.98	3.98	3.71	3.71	4.23	3.88	4.72

5 years	27.47	22.37	23.58	21.58	22.60	22.60	25.82	21.73	28.87
Annual average	4.97	4.12	4.33	3.99	4.16	4.16	4.70	4.01	5.20

3 years	15.85	11.22	13.59	10.59	13.18	13.18	14.87	11.14	16.62
Annual average	5.03	3.61	4.34	3.41	4.21	4.21	4.73	3.58	5.26

1 year	7.12	2.84	6.47	1.47	6.42	5.42	6.94	3.47	7.36

6 months	4.44	0.26	4.12	-0.88	4.03	3.03	4.29	0.90	4.43

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

New York Tax Exempt Income Fund	11

Fund price and distribution information For the six-month period ended 5/31/16

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	6		6	6	6		6

Income [1]	$0.143164		$0.115816	$0.109241	$0.130939		$0.152717

Capital gains [2]	—		—	—	—		—

Total	$0.143164		$0.115816	$0.109241	$0.130939		$0.152717

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

11/30/15	$8.61	$8.97	$8.59	$8.60	$8.61	$8.90	$8.61

5/31/16	8.76	9.13	8.74	8.75	8.76	9.05	8.76

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate [3]	3.04%	2.91%	2.42%	2.26%	2.76%	2.67%	3.26%

Taxable equivalent 4(a)	5.89	5.64	4.69	4.38	5.35	5.17	6.32

Taxable equivalent 4(b)	6.15	5.89	4.90	4.57	5.59	5.40	6.60

Current 30-day SEC yield [5]	N/A	1.22	0.65	0.50	N/A	0.96	1.49

Taxable equivalent 4(a)	N/A	2.36	1.26	0.97	N/A	1.86	2.89

Taxable equivalent 4(b)	N/A	2.47	1.32	1.01	N/A	1.94	3.02

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes (a) maximum 48.39% combined federal income tax and New York State 2016 personal income tax or (b) maximum 50.59% combined federal, New York State, and New York City 2016 personal income tax rates. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12	New York Tax Exempt Income Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Total annual operating expenses for the fiscal
year ended 11/30/15	0.75%	1.38%	1.53%	1.03%	0.53%

Annualized expense ratio for the six-month
period ended 5/31/16	0.76%	1.39%	1.54%	1.04%	0.54%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 12/1/15 to 5/31/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.87	$7.06	$7.82	$5.29	$2.75

Ending value (after expenses)	$1,034.30	$1,031.10	$1,030.30	$1,032.80	$1,035.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

New York Tax Exempt Income Fund	13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 5/31/16, use the following calculation method. To find the value of your investment on 12/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.84	$7.01	$7.77	$5.25	$2.73

Ending value (after expenses)	$1,021.20	$1,018.05	$1,017.30	$1,019.80	$1,022.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14	New York Tax Exempt Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings

New York Tax Exempt Income Fund	15

do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2016, Putnam employees had approximately $484,000,000 and the Trustees had approximately $128,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	New York Tax Exempt Income Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

New York Tax Exempt Income Fund	17

The fund’s portfolio 5/31/16 (Unaudited)

Key to holding’s abbreviations

AGC Assured Guaranty Corp.	FNMA Coll. Federal National Mortgage
AGM Assured Guaranty Municipal Corporation	Association Collateralized
AMBAC AMBAC Indemnity Corporation	G.O. Bonds General Obligation Bonds
BAM Build America Mutual	NATL National Public Finance Guarantee Corp.
CIFG CIFG Assurance North America, Inc.	SGI Syncora Guarantee, Inc.
COP Certificates of Participation	U.S. Govt. Coll. U.S. Government Collateralized
FCS Farm Credit System	VRDN Variable Rate Demand Notes, which are
FHL Banks Coll. Federal Home Loan Banks	floating-rate securities with long-term maturities
System Collateralized	that carry coupons that reset and are payable upon
FHLMC Coll. Federal Home Loan Mortgage	demand either daily, weekly or monthly. The rate
Corporation Collateralized	shown is the current interest rate at the close of the
reporting period.

MUNICIPAL BONDS AND NOTES (99.5%)*	Rating**	Principal amount	Value

Guam (1.0%)
Territory of GU, Rev. Bonds (Section 30), Ser. A,
5 5/8s, 12/1/29	BBB+	$3,850,000	$4,336,833

Territory of GU, Bus. Privilege Tax Rev. Bonds,
Ser. A, 5s, 1/1/31	A	1,000,000	1,129,110

Territory of GU, Dept. of Ed. COP (John F.
Kennedy High School), Ser. A, 6 7/8s, 12/1/40	B+	500,000	557,870

Territory of GU, Govt. Wtr. Wks. Auth. Wtr. &
Waste Wtr. Syst. Rev. Bonds, 5 5/8s, 7/1/40	A–	2,100,000	2,359,644

Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A
5 1/2s, 10/1/40	Baa2	1,300,000	1,456,637
5s, 10/1/34	Baa2	700,000	790,223

			10,630,317
Massachusetts (0.3%)
MA State VRDN (Construction Loan), Ser. A,
0.32s, 3/1/26	VMIG1	2,940,000	2,940,000

			2,940,000
Mississippi (0.6%)
MS State Bus. Fin. Commission Gulf Opportunity
Zone VRDN (Chevron USA, Inc.), Ser. E,
0.35s, 12/1/30	VMIG1	6,750,000	6,750,000

			6,750,000
Nevada (0.9%)
Reno, Sales Tax VRDN (Reno Trans. Rail Access
Corridor (ReTRAC)), 0.42s, 6/1/42	VMIG1	9,435,000	9,435,000

			9,435,000
New York (93.3%)
Albany, Cap. Resource Corp. Rev. Bonds
(St. Peter’s Hosp.), U.S. Govt. Coll., 6 1/4s,
11/15/38 (Prerefunded 11/15/20)	AAA/P	4,110,000	5,030,763
(Albany College of Pharmacy), 5s, 12/1/33	BBB	325,000	367,695
(Albany College of Pharmacy), 5s, 12/1/32	BBB	495,000	561,993
(Albany College of Pharmacy), 5s, 12/1/30	BBB	250,000	285,435

18	New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value

New York cont.
Albany, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(St. Peters Hosp.), Ser. E, 5 1/2s, 11/15/27
(Prerefunded 11/15/17)	AAA/P	$1,000,000	$1,068,370
(St. Peters Hosp.), Ser. A, U.S. Govt. Coll.,
5 1/4s, 11/15/32 (Prerefunded 11/15/17)	AAA/P	2,100,000	2,236,017
(St. Peter’s Hosp.), Ser. A, U.S. Govt. Coll.,
5 1/4s, 11/15/27 (Prerefunded 11/15/17)	AAA/P	3,000,000	3,194,310
(Albany Law School), Ser. A, 5s, 7/1/31	BBB	3,000,000	3,124,320

Battery Park, Rev. Bonds, Ser. A, 5s, 11/1/30	Aaa	5,235,000	6,412,666

Brooklyn Arena Local Dev. Corp. Rev. Bonds
(Barclays Ctr.), 6 3/8s, 7/15/43	Baa3	2,000,000	2,308,300

Broome Cnty., Indl. Dev. Agcy. Continuing
Care Retirement Rev. Bonds (Good Shepard
Village), Ser. A, U.S. Govt. Coll., 6 7/8s, 7/1/40
(Prerefunded 7/1/18)	AAA/P	715,000	803,846

Buffalo & Erie Cnty., Indl. Land Dev.
Corp. Rev. Bonds
(Catholic Hlth. Syst. Oblig. Group),
5 1/4s, 7/1/35	Baa1	1,000,000	1,177,620
(Orchard Park), 5s, 11/15/37	BBB–/F	4,470,000	4,929,784
(Orchard Park), 5s, 11/15/30	BBB–/F	500,000	568,080

Buffalo & Fort Erie, Pub. Bridge Auth. Rev. Bonds
(Toll Bridge Syst.)
5s, 1/1/25	A+	400,000	493,088
5s, 1/1/24	A+	250,000	305,043

Build NY City Resource Corp. Rev. Bonds
(YMCA of Greater NY), 5s, 8/1/40	A–	2,050,000	2,342,658
5s, 7/1/40	A+	3,175,000	3,695,478
(Queens College), Ser. A, 5s, 6/1/38	Aa2	2,850,000	3,322,958
(Pratt Paper, LLC), 5s, 1/1/35	B+/P	1,750,000	1,932,105
(South Bronx Charter School for Intl. Cultures),
Ser. A, 5s, 4/15/33	BB+	2,000,000	2,092,060
(Bronx Charter School for
Excellence), 5s, 4/1/33	BBB–	500,000	541,700
(YMCA of Greater NY), 5s, 8/1/32	A–	1,740,000	1,977,319

Canton, Cap. Resource Corp., Student Hsg. Fac.
Rev. Bonds (Grasse River — SUNY Canton), Ser. A,
AGM, 5s, 5/1/40	AA	1,000,000	1,112,700

Chautauqua Cnty., Indl. Dev. Agcy. Rev. Bonds
(Dunkirk Pwr.), 5 7/8s, 4/1/42	Baa3	4,000,000	4,271,080

Dutchess Cnty., Local Dev. Corp. Rev. Bonds
(Anderson Ctr. Svcs., Inc.), 6s, 10/1/30	BB+	3,665,000	3,852,282

Erie Cnty., Indl. Dev. Agcy. School Fac. Rev. Bonds
(City School Dist. Buffalo), Ser. A, AGM, U.S.
Govt. Coll.
5 3/4s, 5/1/28 (Prerefunded 5/1/18)	Aa2	5,000,000	5,472,450
5 3/4s, 5/1/25 (Prerefunded 5/1/18)	Aa2	7,500,000	8,208,675

Essex Cnty., Indl. Dev. Agcy. Rev. Bonds (Intl.
Paper Co.), Ser. A, 6.15s, 4/1/21	Baa2	1,065,000	1,069,047

New York Tax Exempt Income Fund	19

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value

New York cont.
Geneva, Dev. Corp. Rev. Bonds (Hobart & William
Smith Colleges)
5 1/4s, 9/1/44	A	$2,000,000	$2,317,760
5s, 9/1/32	A	2,000,000	2,331,340

Hempstead Town, Local Dev. Corp. Rev. Bonds
(Molloy College), 5 3/4s, 7/1/39	BBB	2,500,000	2,745,425
(Adelphi U.), Ser. B, 5 1/4s, 2/1/39	A–	1,500,000	1,651,140
(Molloy College), 5s, 7/1/44	BBB	2,300,000	2,537,475
(Adelphi U.), Ser. B, 5s, 2/1/34	A–	3,000,000	3,286,050
(Hofstra U.), 5s, 7/1/28	A	650,000	747,091

Hudson Yards, Infrastructure Corp. Rev.
Bonds, Ser. A
5 3/4s, 2/15/47	A2	3,100,000	3,655,520
AMBAC, 5s, 2/15/47	A2	2,500,000	2,560,300

Liberty, Dev. Corp. Rev. Bonds (Goldman
Sachs Headquarters)
5 1/2s, 10/1/37	A3	4,010,000	5,294,363
5 1/4s, 10/1/35	A3	4,000,000	5,127,880

Long Island, Pwr. Auth. Rev. Bonds,
Ser. B, 5s, 9/1/25	A–	1,000,000	1,192,080

Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds
Ser. A, FNMA Coll., FHL Banks Coll., FCS, U.S.
Govt. Coll., 6s, 5/1/33 (Prerefunded 5/1/19)	A–	3,500,000	4,010,615
Ser. C, CIFG, 5 1/4s, 9/1/29	A–	3,835,000	4,950,908
Ser. B, 5s, 9/1/45	A–	2,000,000	2,348,980
Ser. A, 5s, 9/1/44	A–	3,500,000	4,096,925
Ser. A, 5s, 9/1/39	A–	8,800,000	10,329,352
AGM, zero %, 6/1/28	AA	2,510,000	1,826,050

Metro. Trans. Auth. Rev. Bonds
Ser. C, 5s, 11/15/41	AA–	6,000,000	6,934,740
Ser. D, 5s, 11/15/38	AA–	4,070,000	4,867,639
Ser. A, 5s, 11/15/37	AA–	15,000,000	15,787,800
Ser. D, 5s, 11/15/29	AA–	6,000,000	7,229,100
Ser. D-1, 5s, 11/1/28	AA–	2,500,000	3,015,925
Ser. A, NATL, 5s, 11/15/26	AA–	5,000,000	5,296,900
Ser. A, 5s, 11/15/22 (Prerefunded 11/15/16)	AA–	5,000,000	5,102,600

Metro. Trans. Auth. Dedicated Tax
Fund Rev. Bonds
Ser. A, 5 1/2s, 11/15/39
(Prerefunded 11/15/18)	AA	8,200,000	9,131,028
Ser. A, 5 1/2s, 11/15/39
(Prerefunded 11/15/18)	AAA/P	800,000	890,832
Ser. A, 5 1/4s, 11/15/34	AA	5,600,000	7,108,808
(Green Bond), Ser. B-1, 5s, 11/15/36	AA	7,000,000	8,600,550

Metro. Trans. Auth. Svc. Contract Rev. Bonds
(Trans. Fac.), Ser. O, U.S. Govt. Coll., 5 1/2s,
7/1/17 (Escrowed to maturity)	AA+	15,000,000	15,590,700

20	New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value

New York cont.
Monroe Cnty., Indl. Dev. Corp. Rev. Bonds
(Rochester Gen. Hosp.), Ser. A, 5s, 12/1/37	A–	$2,000,000	$2,226,960
(U. of Rochester), Ser. A, 5s, 7/1/33	Aa3	1,000,000	1,220,050
(U. of Rochester), Ser. B, 5s, 7/1/33	Aa3	2,795,000	3,307,296
(Rochester Gen. Hosp.), Ser. A, 5s, 12/1/32	A–	1,250,000	1,419,413
(U. of Rochester), Ser. B, 5s, 7/1/32	Aa3	3,040,000	3,603,768
(St. John Fisher College), Ser. A, 5s, 6/1/29	BBB+	800,000	920,336

Nassau Cnty., G.O. Bonds, Ser. A,
AGM, 5s, 4/1/30	AA	8,680,000	10,315,659

Nassau Cnty., Local Econ. Assistance
Corp. Rev. Bonds
(South Nassau Cmntys. Hosp.), 5s, 7/1/37	A3	2,050,000	2,259,428
(Winthrop U. Hosp. Assn.), 5s, 7/1/37	Baa2	1,000,000	1,097,520
(Catholic Hlth. Svcs. Of Long Island Oblig.
Group), 5s, 7/1/33	Baa1	1,355,000	1,560,689
(Catholic Hlth. Svcs. Of Long Island Oblig.
Group), 5s, 7/1/32	Baa1	1,500,000	1,737,060
(South Nassau Cmntys. Hosp.), 5s, 7/1/27	A3	1,255,000	1,438,481

Nassau Cnty., Swr. & Storm Wtr. Fin. Auth. Rev.
Bonds, Ser. A, 5s, 10/1/23	AAA	2,000,000	2,491,860

Nassau Cnty., Tobacco Settlement Corp. Rev.
Bonds, Ser. A-2, 5 1/4s, 6/1/26	B–	5,640,000	5,642,989

New Rochelle, Corp. Local Dev. Rev. Bonds
(Iona College), Ser. A, 5s, 7/1/40	Baa2	350,000	401,363

New York, G.O. Bonds
Ser. 1-I, 5s, 3/1/36	Aa2	5,000,000	5,913,600
Ser. C, AGM, U.S. Govt. Coll., 5s, 1/1/23
(Prerefunded 1/1/17)	Aa2	10,000,000	10,249,200

Niagara Area Dev. Corp. Rev. Bonds
(Niagara U.), Ser. A
5s, 5/1/42	BBB+	1,000,000	1,088,350
5s, 5/1/35	BBB+	1,670,000	1,853,466
5s, 5/1/30	BBB+	2,230,000	2,507,144

Niagara Falls, Rev. Bonds, Ser. A, BAM,
4s, 10/1/44	AA	500,000	535,825

Niagara, Area Dev. Corp. Solid Waste Disp. Fac.
Rev. Bonds (Covanta Holding Corp.), Ser. A,
5 1/4s, 11/1/42	Ba2	2,450,000	2,463,426

Niagara, Frontier Trans. Auth. Rev. Bonds
(Buffalo Niagara Intl. Arpt.), Ser. A, 5s, 4/1/28	Baa1	2,560,000	2,920,499
(Buffalo Niagara Intl. Arpt.), Ser. A, 5s, 4/1/27	Baa1	875,000	1,001,499
5s, 4/1/24	Baa1	2,000,000	2,339,300

NY City, G.O. Bonds
Ser. F-1, 5s, 3/1/37	Aa2	2,000,000	2,349,160
Ser. A-1, 5s, 8/1/32	Aa2	5,000,000	5,836,100
Ser. E, 5s, 8/1/32	Aa2	4,500,000	5,581,395

NY City, City Transitional Fin. Auth. Rev. Bonds
(Bldg. Aid Fiscal 2008), Ser. S-1
5s, 1/15/29	Aa2	5,000,000	5,328,250
5s, 1/15/25	Aa2	3,000,000	3,204,480

New York Tax Exempt Income Fund	21

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value

New York cont.
NY City, City Transitional Fin. Auth. VRDN
(NYC Recovery), Ser. 3, 0.35s, 11/1/22	VMIG1	$10,785,000	$10,785,000

NY City, Cultural Resource Rev. Bonds
(Wildlife Conservation Society), 5s, 8/1/33	Aa3	2,500,000	2,994,325
(Museum of Modern Art), Ser. 1A, 5s, 4/1/31	Aa2	3,500,000	3,812,795

NY City, Hsg. Dev. Corp. Rev. Bonds
(Multi-Fam. Hsg.), Ser. A-1-A, 5.45s, 11/1/46	AA+	2,670,000	2,738,966
(Multi-Fam. Hsg.), Ser. H-2-A, 5.35s, 5/1/41	AA+	1,200,000	1,231,224
(Multi-Fam. Hsg.), Ser. H-2-A, 5.2s, 11/1/35	AA+	1,675,000	1,714,631
Ser. H-2-A, 4.4s, 5/1/31	AA+	4,000,000	4,351,040

NY City, Indl. Dev. Agcy. Rev. Bonds
(Yankee Stadium — Pilot), AGC, 7s, 3/1/49	AA	1,000,000	1,159,340
(Queens Baseball Stadium — Pilot),
AMBAC, 5s, 1/1/24	Ba1	3,500,000	3,585,785

NY City, Indl. Dev. Agcy. Arpt. Facs. Rev. Bonds
(Sr. Trips), Ser. A, 5s, 7/1/28	BBB	1,500,000	1,664,625

NY City, Muni. Wtr. & Swr. Syst. Fin.
Auth. Rev. Bonds
Ser. EE, 5 1/4s, 6/15/40	Aa1	10,000,000	11,234,700
(Second Generation Resolution), Ser. GG-1,
5 1/4s, 6/15/32	Aa1	6,000,000	6,786,960
5s, 6/15/46	Aa1	2,500,000	2,930,700
(Second Gen. Resolution), 5s, 6/15/46	Aa1	5,350,000	6,396,781
Ser. GG, 5s, 6/15/43	Aa1	4,760,000	5,487,328
(2nd Gen. Resolution), Ser. HH, 5s, 6/15/39	Aa1	9,000,000	10,801,170
Ser. AA, 5s, 6/15/34	Aa1	5,000,000	5,813,700
Ser. A, 4 3/4s, 6/15/30	AAA	4,720,000	4,907,950
Ser. A, U.S. Govt. Coll., 4 3/4s, 6/15/30
(Prerefunded 6/15/17)	AAA/P	1,095,000	1,141,045

NY City, Transitional Fin. Auth. Rev. Bonds
Ser. E-1, 5s, 2/1/41	AAA	8,000,000	9,486,960
Ser. F-1, 5s, 5/1/39	AAA	7,500,000	8,771,175
Ser. E-1, 5s, 2/1/39	AAA	9,000,000	10,868,760
Ser. A-1, 5s, 11/1/38	AAA	2,500,000	2,966,850
(Future Tax), Ser. D-1, 5s, 11/1/32	AAA	5,000,000	5,877,750
Ser. B-1, 5s, 11/1/30	AAA	3,000,000	3,675,120

NY City, Transitional Fin. Auth. Bldg.
Aid Rev. Bonds
Ser. S-1, 5s, 7/15/43	Aa2	6,500,000	7,758,595
Ser. S-1, 5s, 7/15/40	Aa2	4,550,000	5,368,773
Ser. S-1, 5s, 7/15/37	Aa2	7,500,000	8,817,525
Ser. S-1, NATL, 5s, 7/15/31	Aa2	10,500,000	10,758,720
Ser. S-5, 5s, 1/15/30	Aa2	3,375,000	3,712,635

22	New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value

New York cont.
NY City, Trust for Cultural Resources Rev. Bonds
(Wildlife Conservation Society),
Ser. A, 5s, 8/1/42	Aa3	$1,915,000	$2,210,772
(Wildlife Conservation Society),
Ser. A, 5s, 8/1/38	Aa3	1,250,000	1,468,913
(Whitney Museum of American Art), 5s, 7/1/31	A	2,000,000	2,285,680

NY Cntys., Tobacco Trust II Rev. Bonds
(Tobacco Settlement), 5 3/4s, 6/1/43	Baa2	5,000,000	5,074,050

NY Cntys., Tobacco Trust III Rev. Bonds
(Tobacco Settlement), 6s, 6/1/43	A3	1,135,000	1,137,100

NY Cntys., Tobacco Trust IV Rev. Bonds,
Ser. A, 5s, 6/1/38	BB	7,250,000	7,249,783

NY Liberty Dev. Corp. Rev. Bonds (Bank
of America Tower), Ser. CL1, 5 5/8s, 1/15/46	AA+	2,000,000	2,306,900

NY State Convention Ctr. Dev. Corp. Rev. Bonds
(Hotel Unit Fee), 5s, 11/15/45	Aa3	3,000,000	3,555,570

NY State Dorm Auth. Personal Income Tax Rev.
Bonds (Group C), Ser. B, 5s, 2/15/41	AAA	5,000,000	5,950,200

NY State Dorm. Auth. Rev. Bonds
(NYU Hosp. Ctr.), Ser. A, 6s, 7/1/40
(Prerefunded 7/1/20)	A3	1,500,000	1,796,940
(State U. Edl. Fac.), Ser. A, AGM,
5 7/8s, 5/15/17	Aa2	4,630,000	4,860,991
(Brooklyn Law School), 5 3/4s, 7/1/33	Baa1	1,000,000	1,127,030
(City U.), Ser. A, 5 3/4s, 7/1/18	Aa2	6,330,000	6,638,271
(Skidmore College), Ser. A, 5 1/2s, 7/1/41	A1	3,000,000	3,528,330
(NYU), Ser. 1, AMBAC, 5 1/2s, 7/1/40	Aa3	8,500,000	12,098,815
(North Shore Long Island Jewish Group),
Ser. A, U.S. Govt. Coll., 5 1/2s, 5/1/37
(Prerefunded 5/1/19)	A3	11,500,000	12,995,230
(Fordham U.), Ser. A, 5 1/2s, 7/1/36	A2	1,800,000	2,128,500
(North Shore Long Island Jewish Group), Ser. E,
5 1/2s, 5/1/33	A3	2,000,000	2,228,840
(NYU), Ser. 1, AMBAC, 5 1/2s, 7/1/31	Aa3	3,500,000	4,648,140
(St. Joseph College), 5 1/4s, 7/1/35	Ba1	2,000,000	2,137,360
(Manhattan Marymount), 5 1/4s, 7/1/29	Baa2	2,000,000	2,210,100
(Rochester Inst. of Tech.), Ser. A, AMBAC,
5 1/4s, 7/1/19	A1	4,300,000	4,842,703
(Highland Hosp. Rochester), 5.2s, 7/1/32	A2	1,000,000	1,125,950
(Mount Sinai School of Medicine), FNMA
Coll., FHL Banks Coll., 5 1/8s, 7/1/39
(Prerefunded 7/1/19)	A3	15,000,000	16,812,300
(Siena College), 5 1/8s, 7/1/39	Baa1	3,000,000	3,241,080
(School Dist. Fin. Program), Ser. C, AGC, 5 1/8s,
10/1/36 (Prerefunded 10/1/19)	AA	3,380,000	3,704,581
Ser. A, 5s, 3/15/44	AAA	5,500,000	6,518,105
(St. Francis College), 5s, 10/1/40	A–	3,000,000	3,385,890
(L I Jewish), Ser. A, U.S. Govt. Coll., 5s, 11/1/34
(Prerefunded 11/1/16)	A3	1,800,000	1,832,616
(St. Francis College), 5s, 10/1/32	A–	2,360,000	2,712,301

New York Tax Exempt Income Fund	23

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value

New York cont.
NY State Dorm. Auth. Rev. Bonds
(School Dist. Fin. Program), Ser. C, AGC, 5s,
10/1/31 (Prerefunded 10/1/19)	AA	$2,000,000	$2,221,540
(NY U. Hosp. Ctr.), Ser. A, 5s, 7/1/20	A3	4,000,000	4,014,200

NY State Dorm. Auth. Non-State Supported
Debt Rev. Bonds
(Orange Regl. Med. Ctr.), 6 1/4s, 12/1/37	Ba1	7,500,000	8,183,625
(NYU Hosp. Ctr.), Ser. B, 5 1/4s, 7/1/24
(Prerefunded 7/1/17)	AAA/P	2,855,000	2,965,431
(Teachers College), 5s, 7/1/42	A1	3,000,000	3,436,800
(Memorial Sloan-Kettering Cancer
Ctr.), 5s, 7/1/36	Aa3	1,125,000	1,295,854
(Memorial Sloan-Kettering Ctr.),
Ser. A1, 5s, 7/1/36	Aa3	5,690,000	6,149,468
(Teachers College), 5s, 7/1/34	A1	2,750,000	3,218,160
(Teachers College), Ser. A, 5s, 7/1/31	A1	1,750,000	2,047,920
(The New School), 5s, 7/1/31	A3	5,000,000	5,715,550
(Brooklyn Law School), Ser. A, 5s, 7/1/29	Baa1	1,000,000	1,162,790
(NYU), Ser. B, FHLMC Coll., FNMA Coll., FHL
Banks Coll., 5s, 7/1/29 (Prerefunded 7/1/18)	Aa3	5,000,000	5,428,600
(Brooklyn Law School), Ser. A, 5s, 7/1/27	Baa1	1,000,000	1,167,130
(U. of Rochester), Ser. A-1, U.S. Govt. Coll., FHL
Banks Coll., 5s, 7/1/27 (Prerefunded 1/1/17)	Aa3	1,900,000	1,948,146
(Brooklyn Law School), Ser. A, 5s, 7/1/26	Baa1	1,000,000	1,169,000
(NYU Hosp. Ctr.), Ser. A, 5s, 7/1/26
(Prerefunded 7/1/17)	AAA/P	1,000,000	1,046,420
(Teachers College), Ser. A, 5s, 7/1/26	A1	1,000,000	1,184,070
(NYU Hosp. Ctr.), Ser. A, 5s, 7/1/22
(Prerefunded 7/1/17)	AAA/P	1,000,000	1,046,420

NY State Dorm. Auth. Non-Supported
Debt Rev. Bonds
(Culinary Inst. of America), 5 1/2s, 7/1/33	Baa2	735,000	865,727
(North Shore Long Island Jewish Oblig. Group),
Ser. A, 5s, 5/1/43	A3	2,500,000	2,892,600
(Pratt Institute), 5s, 7/1/39 ##	A3	2,750,000	3,290,678
(Pratt Institute), Ser. A, 5s, 7/1/39	A3	1,000,000	1,169,060
(Rochester Inst. of Tech.), 5s, 7/1/38	A1	2,000,000	2,318,160
(St. John’s U.), Ser. A, 5s, 7/1/37	A3	1,400,000	1,640,450
(North Shore Long Island Jewish Oblig. Group),
Ser. A, 5s, 5/1/37	A3	3,000,000	3,501,780
(NYU), Ser. A, 5s, 7/1/35	Aa3	2,000,000	2,416,420
(Culinary Inst. of America), 5s, 7/1/34	Baa2	350,000	391,507
(Pratt Institute), Ser. A, 5s, 7/1/34	A3	1,000,000	1,185,830
(NYU Hosp. Ctr.), 5s, 7/1/33	A3	360,000	437,584
(North Shore Long Island Jewish Oblig. Group),
Ser. A, 5s, 5/1/33	A3	5,000,000	5,927,050
(NYU Hosp. Ctr.), 5s, 7/1/31	A3	1,320,000	1,587,815
(NYU Hosp. Ctr.), 5s, 7/1/30	A3	1,000,000	1,225,470
(NYU Hosp. Ctr.), 5s, 7/1/30	A3	1,000,000	1,206,990

24	New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value

New York cont.
NY State Dorm. Auth. Personal Income
Tax Rev. Bonds
(Ed.), Ser. B, 5 3/4s, 3/15/36	AAA	$5,000,000	$5,641,400
Ser. C, 5s, 3/15/41	AAA	10,000,000	11,509,600
Ser. A, 5s, 3/15/28	AAA	10,000,000	11,086,400
Ser. A, 5s, 3/15/28	AAA	3,325,000	3,561,275

NY State Dorm. Auth. State Supported Debt Rev.
Bonds (City U.), Ser. B, 5s, 7/1/26	AA	5,000,000	5,434,000

NY State Dorm. Auth. Supported Debt Rev. Bonds
(State U. of NY), Ser. A
5s, 7/1/42	Aa2	2,000,000	2,294,840
5s, 7/1/41	Aa2	5,250,000	6,036,923

NY State Env. Fac. Corp. Rev. Bonds
(Clean Wtr. and Drinking), Ser. A, 5s, 6/15/34	Aaa	10,000,000	11,109,600
(State Clean Wtr. & Drinking Revolving Fund),
Ser. A, 5s, 6/15/29	Aaa	2,500,000	2,703,400
(United Wtr. New Rochelle), Ser. A,
4 7/8s, 9/1/40	A–	5,000,000	5,447,850

NY State Env. Fac. Corp. Solid Waste Disp. 144A
Mandatory Put Bonds (12/2/19) (Casella Waste
Syst., Inc.), 3 3/4s, 12/1/44	BB–	2,000,000	2,054,140

NY State Hsg. Fin. Agcy. Rev. Bonds
(Affordable Hsg.)
Ser. A, 5s, 11/1/42	Aa2	4,660,000	4,992,491
Ser. B, 4.85s, 11/1/41	Aa2	2,600,000	2,715,336

NY State Liberty Dev. Corp. Rev. Bonds
(7 World Trade Ctr.), Class 3, 5s, 3/15/44	A2	1,000,000	1,107,100
(7 World Trade Ctr.), Ser. 2, 5s, 9/15/43	A1	4,000,000	4,462,160
(1 WTC Port Auth. Construction), 5s, 12/15/41	Aa3	7,500,000	8,702,850
(7 World Trade Center II, LLC), 5s, 9/15/40	Aaa	4,815,000	5,591,467
(4 World Trade Ctr.), 5s, 11/15/31	A+	2,500,000	2,926,250

NY State Liberty Dev. Corp. 144A Rev. Bonds
(World Trade Ctr.), Class 1, 5s, 11/15/44	BB–/P	3,000,000	3,382,800

NY State Mtge. Agcy. Rev. Bonds, Ser. 189,
3.85s, 10/1/34	Aa1	2,695,000	2,809,052

NY State Pwr. Auth. Rev. Bonds, Ser. A,
5s, 11/15/38	Aa1	2,000,000	2,381,160

NY State Thruway Auth. Rev. Bonds
Ser. A, 5s, 1/1/51	A3	2,000,000	2,336,240
(Second Generation Hwy. & Bridge Trust Fund),
Ser. B, FHLMC Coll., FCS, U.S. Govt. Coll., 5s,
4/1/28 (Prerefunded 10/1/18)	AA	3,000,000	3,289,980
Ser. H, NATL, 5s, 1/1/28	AA–	1,235,000	1,313,534
(Second Generation Hwy. & Bridge Trust Fund),
Ser. B, FHLMC Coll., FCS, U.S. Govt. Coll., 5s,
4/1/27 (Prerefunded 10/1/18)	AA	4,000,000	4,386,640
5s, 1/1/24	A2	1,250,000	1,554,163

New York Tax Exempt Income Fund	25

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value

New York cont.
NY State Trans. Special Fac. Dev. Corp. Rev. Bonds
(Laguardia Arpt. Term. B Redev. Program),
Ser. A, 5 1/4s, 1/1/50	Baa3	$1,000,000	$1,141,060
(Laguardia Arpt. Term. B Redev. Program),
Ser. A, 5s, 7/1/46	Baa3	2,500,000	2,808,500
(Laguardia Arpt. Term. B Redev. Program),
Ser. A, 5s, 7/1/41	Baa3	1,000,000	1,126,420
(Terminal One Group Assn.), 5s, 1/1/23	Baa1	1,500,000	1,798,545

NY State Urban Dev. Corp. Rev. Bonds
Ser. D, 5 5/8s, 1/1/28	AA	9,500,000	10,636,010
(Clarkson Ctr.), 5 1/2s, 1/1/20	Aa2	1,385,000	1,506,838
Ser. B-1, 5s, 3/15/36	AAA	9,000,000	9,935,910
(Personal Income Tax), Ser. A, 5s, 3/15/35	AAA	3,500,000	4,285,750
(State Personal Income Tax), Ser. A-1,
5s, 3/15/30	AAA	2,000,000	2,408,320
Ser. A-1, 5s, 12/15/28	AAA	5,000,000	5,510,950
Ser. B, 5s, 1/1/27	AA	7,000,000	7,589,400

NY State Urban Dev. Corp. Personal Income Tax
Rev. Bonds (Group C), Ser. A , 5s, 3/15/38	AAA	6,515,000	7,868,687

Oneida Cnty., Indl. Dev. Agcy. Rev. Bonds
(St. Elizabeth Med.), Ser. A, 5 7/8s, 12/1/29	BB–/P	1,000,000	1,001,050

Onodaga Cnty., Trust For Cultural Resources Rev.
Bonds (Syracuse U.)
5s, 12/1/36	Aa3	2,000,000	2,324,300
5s, 12/1/31	Aa3	2,000,000	2,426,520

Onondaga Cnty., Resource Recvy. Agcy. Rev.
Bonds, Ser. A, AGM, 5s, 5/1/29	AA	3,120,000	3,617,921

Onondaga, Civic Dev. Corp. Rev. Bonds
(Le Moyne College), 5 3/8s, 7/1/40	Baa2	3,900,000	4,360,941
(Jewish Home of Central NY Oblig. Group),
5 1/4s, 3/1/31	B/P	2,035,000	1,993,059
(St. Joseph’s Hosp. Hlth. Ctr.), U.S. Govt. Coll.,
5 1/8s, 7/1/31 (Prerefunded 7/1/19)	AAA/P	2,315,000	2,605,949
(St. Joseph’s Hosp. Hlth. Ctr.), U.S. Govt. Coll.,
5s, 7/1/42 (Prerefunded 7/1/22)	AAA/P	1,000,000	1,214,240
(Le Moyne College), 5s, 7/1/32	Baa2	1,635,000	1,884,027

Port Auth. of NY & NJ Rev. Bonds
(Kennedy Intl. Arpt. — 5th Installment),
6 3/4s, 10/1/19	BBB–/P	1,800,000	1,800,504
5 3/8s, 3/1/28	Aa3	1,000,000	1,269,820
Ser. 186, 5s, 10/15/44	Aa3	8,000,000	9,188,640
Ser. 194, 5s, 10/15/41	Aa3	5,450,000	6,561,146
Ser. 185th, 5s, 9/1/30	Aa3	2,000,000	2,378,560
NATL, 4 3/4s, 10/15/28	Aa3	7,000,000	7,214,130

Port Auth. of NY & NJ Special Oblig. Rev. Bonds
(JFK Intl. Air Term.), 6s, 12/1/42	Baa1	3,500,000	4,066,195

26	New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value

New York cont.
Rensselaer, City School Dist. COP, SGI
5s, 6/1/21	A–/P	$2,010,000	$2,015,387
5s, 6/1/20	A–/P	1,150,000	1,153,013
5s, 6/1/19	A–/P	1,345,000	1,348,497
5s, 6/1/18	A–/P	1,180,000	1,182,808

Rockland Cnty., G.O. Bonds, Ser. A,
AGM, 5s, 3/1/24	AA	1,600,000	1,944,016

Saratoga Cnty., Indl. Dev. Agcy. Civic Fac. Rev.
Bonds (Saratoga Hosp.), Ser. B
5 1/4s, 12/1/32	A–	1,500,000	1,592,250
5 1/8s, 12/1/27	A–	1,000,000	1,062,580

Schenectady Cnty., Cap. Resource Corp. Rev.
Bonds (Union College), 5s, 7/1/32	A1	3,430,000	4,005,383

Seneca Cnty., Indl. Dev. Agcy. Civic Fac. Rev.
Bonds (NY Chiropractic College), 5s, 10/1/27	BBB+	1,995,000	2,087,768

Southold, Local Dev. Corp. Rev. Bonds (Peconic
Landing at Southold, Inc.), 5s, 12/1/45	BBB–/F	2,250,000	2,475,315

St. Lawrence Cnty., Indl. Agcy. Rev. Bonds
(Clarkson U.), Ser. A, 5 1/4s, 9/1/33	A3	1,050,000	1,223,744

St. Lawrence Cnty., Indl. Dev. Agcy. Rev. Bonds
(Clarkson U.), Ser. A, 5s, 9/1/41	A3	1,750,000	1,941,135

Suffolk Cnty., Econ. Dev. Corp. Rev. Bonds
(Peconic Landing Southold), 6s, 12/1/40	BBB–/F	1,225,000	1,370,248

Suffolk Cnty., Indl. Dev. Agcy. Rev. Bonds
(Nissequogue Cogen. Partners Fac.),
5 1/2s, 1/1/23	BBB–/P	1,555,000	1,556,135

Suffolk Cnty., Indl. Dev. Agcy. Cont. Care
Retirement Rev. Bonds (Jefferson’s Ferry),
4 5/8s, 11/1/16	BBB–	1,000,000	1,012,120

Syracuse, Indl. Dev. Agcy. Civic Fac. VRDN
(Syracuse U.), Ser. A-2, 0.36s, 12/1/37	VMIG1	7,535,000	7,535,000
(Syracuse U.), Ser. A-1, 0.36s, 7/1/37	VMIG1	6,065,000	6,065,000

Tobacco Settlement Rev. Bonds, Ser. 1, 5s, 6/1/34	B	3,500,000	3,459,085

Tompkins Cnty., Dev. Corp. Rev. Bonds
(Ithaca College), AGM, 5 3/8s, 7/1/41	A2	1,000,000	1,154,980
(Kendal at Ithaca, Inc.), 5s, 7/1/44	BBB	2,800,000	3,130,820

Triborough, Bridge & Tunnel Auth. Rev. Bonds
Ser. A, 5s, 11/15/44	Aa3	2,340,000	2,744,633
Ser. A, 5s, 11/15/41	Aa3	3,750,000	4,538,175
Ser. A, 5s, 11/15/39	Aa3	3,500,000	4,124,505
Ser. C, 5s, 11/15/29	Aa3	2,500,000	2,748,450
(Gen. Cabs), Ser. B, zero %, 11/15/32	Aa3	3,900,000	2,428,686
Ser. A, zero %, 11/15/30	A1	7,000,000	4,650,590

Westchester Cnty., Hlth. Care Corp. Rev.
Bonds, Ser. C-2
6 1/8s, 11/1/37	Baa2	380,000	441,845
U.S. Govt. Coll., 6 1/8s, 11/1/37
(Prerefunded 11/1/20)	AAA/P	3,005,000	3,656,304

New York Tax Exempt Income Fund	27

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value

New York cont.
Westchester Cnty., Indl Dev. Agcy. Civic Fac. Rev.
Bonds (Pace U.), Ser. A, 5 1/2s, 5/1/42	BB+	$2,750,000	$3,188,900

Westchester Cnty., Local Dev. Corp. Rev. Bonds
(Westchester Med. Ctr.), 5s, 11/1/46	Baa2	3,500,000	4,008,375

Westchester, Tobacco Asset Securitization Corp.
Rev. Bonds, 5 1/8s, 6/1/38	BBB	5,060,000	5,062,024

Western Nassau Cnty., Wtr. Auth. Rev. Bonds,
Ser. A, 5s, 4/1/40	A1	2,150,000	2,526,788

Yonkers, G.O. Bonds, Ser. E, AGM, 5s, 9/1/23	AA	3,135,000	3,806,298

Yonkers, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(St. John’s Riverside Hosp.), Ser. A,
7 1/8s, 7/1/31	BB–	2,000,000	2,001,420
(Sarah Lawrence College), Ser. A, 6s, 6/1/41	BBB	2,500,000	2,803,200

			1,024,410,018
Oklahoma (0.3%)
OK State Tpk. Auth. VRDN, Ser. F, 0.35s, 1/1/28	VMIG1	3,500,000	3,500,000

			3,500,000
Puerto Rico (1.0%)
Children’s Trust Fund Tobacco Settlement
(The) Rev. Bonds
5 5/8s, 5/15/43	Ba2	1,150,000	1,150,058
5 1/2s, 5/15/39	Ba1	2,250,000	2,262,218

Cmnwlth. of PR, Hwy. & Trans. Auth. Rev.
Bonds, Ser. AA
NATL, 5 1/2s, 7/1/20	AA–	365,000	383,297
NATL, U.S. Govt. Coll., 5 1/2s, 7/1/20
(Escrowed to maturity)	Ca	635,000	745,280
NATL, 5 1/2s, 7/1/19	AA–	540,000	562,237
NATL, U.S. Govt. Coll., 5 1/2s, 7/1/19
(Escrowed to maturity	Ca	2,460,000	2,793,059

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev.
Bonds, Ser. A
AMBAC, zero %, 8/1/47	Caa3	15,000,000	1,877,700
NATL, zero %, 8/1/43	AA–	5,000,000	881,150

			10,654,999
Texas (0.7%)
Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN
(The Methodist Hosp.), Ser. C-1, 0.36s, 12/1/24	A-1+	8,130,000	8,130,000

			8,130,000
Utah (0.6%)
Murray City, Hosp. VRDN (IHC Hlth. Svcs., Inc.),
Ser. C, 0.33s, 5/15/36	Aa1	6,660,000	6,660,000

			6,660,000
Virgin Islands (0.8%)
VI Pub. Fin. Auth. Rev. Bonds
Ser. A, 6s, 10/1/39	Baa3	3,000,000	3,334,680
Ser. A-1, 5s, 10/1/39	Baa2	3,325,000	3,617,035
Ser. A, 5s, 10/1/25	Baa2	2,000,000	2,225,529

			9,177,244

Total municipal bonds and notes (cost $1,011,129,589)			$1,092,287,578

28	New York Tax Exempt Income Fund

UNITIZED TRUST (0.1%)*	Shares	Value

CMS Liquidating Trust 144A F	600	$1,487,628

Total Unitized trust (cost $1,816,443)		$1,487,628

TOTAL INVESTMENTS

Total investments (cost $1,012,946,032)		$1,093,775,206

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2015 through May 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,098,277,481.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The Putnam rating categories are comparable to the Standard & Poor’s classification. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.

## Forward commitment, in part or in entirety (Note 1).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees.

Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Tax bonds	15.7%
Education	14.6
Prerefunded	13.0
Transportation	11.8
Utilities	11.1

New York Tax Exempt Income Fund	29

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$1,092,287,578	$—

Unitized trust	—	—	1,487,628

Totals by level	$—	$1,092,287,578	$1,487,628

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

30	New York Tax Exempt Income Fund

Statement of assets and liabilities 5/31/16 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,012,946,032)	$1,093,775,206

Cash	1,362,979

Interest and other receivables	13,237,377

Receivable for shares of the fund sold	2,427,279

Receivable for investments sold	165,000

Prepaid assets	9,171

Total assets	1,110,977,012

LIABILITIES

Payable for investments purchased	6,277,606

Payable for purchases of delayed delivery securities (Note 1)	3,284,858

Payable for shares of the fund repurchased	1,151,804

Payable for compensation of Manager (Note 2)	401,917

Payable for custodian fees (Note 2)	7,964

Payable for investor servicing fees (Note 2)	119,806

Payable for Trustee compensation and expenses (Note 2)	377,088

Payable for administrative services (Note 2)	3,964

Payable for distribution fees (Note 2)	409,210

Distributions payable to shareholders	539,427

Other accrued expenses	125,887

Total liabilities	12,699,531

Net assets	$1,098,277,481

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,043,330,041

Undistributed net investment income (Note 1)	1,578,764

Accumulated net realized loss on investments (Note 1)	(27,460,498)

Net unrealized appreciation of investments	80,829,174

Total — Representing net assets applicable to capital shares outstanding	$1,098,277,481

(Continued on next page)

New York Tax Exempt Income Fund	31

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($954,864,666 divided by 109,061,990 shares)	$8.76

Offering price per class A share (100/96.00 of $8.76)*	$9.13

Net asset value and offering price per class B share ($10,580,570 divided by 1,211,054 shares)**	$8.74

Net asset value and offering price per class C share ($65,193,829 divided by 7,448,395 shares)**	$8.75

Net asset value and redemption price per class M share ($1,518,913 divided by 173,344 shares)	$8.76

Offering price per class M share (100/96.75 of $8.76)†	$9.05

Net asset value, offering price and redemption price per class Y share
($66,119,503 divided by 7,548,950 shares)	$8.76

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

32	New York Tax Exempt Income Fund

Statement of operations Six months ended 5/31/16 (Unaudited)

INTEREST INCOME	$21,405,144

EXPENSES

Compensation of Manager (Note 2)	2,304,154

Investor servicing fees (Note 2)	356,968

Custodian fees (Note 2)	6,677

Trustee compensation and expenses (Note 2)	39,421

Distribution fees (Note 2)	1,380,099

Administrative services (Note 2)	18,075

Other	146,406

Fees waived and reimbursed by Manager (Note 2)	(12,427)

Total expenses	4,239,373

Expense reduction (Note 2)	(648)

Net expenses	4,238,725

Net investment income	17,166,419

Net realized gain on investments (Notes 1 and 3)	362,581

Net unrealized appreciation of investments during the period	17,791,511

Net gain on investments	18,154,092

Net increase in net assets resulting from operations	$35,320,511

The accompanying notes are an integral part of these financial statements.

New York Tax Exempt Income Fund	33

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 5/31/16*	Year ended 11/30/15

Operations:
Net investment income	$17,166,419	$36,257,091

Net realized gain (loss) on investments	362,581	(870,190)

Net unrealized appreciation (depreciation) of investments	17,791,511	(6,352,040)

Net increase in net assets resulting from operations	35,320,511	29,034,861

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income

Class A	(234,270)	—

Class B	(2,724)	—

Class C	(15,051)	—

Class M	(358)	—

Class Y	(11,904)	—

From tax-exempt net investment income
Class A	(15,111,536)	(32,329,865)

Class B	(140,667)	(312,488)

Class C	(750,709)	(1,522,824)

Class M	(21,343)	(44,579)

Class Y	(914,302)	(1,566,677)

Increase (decrease) from capital share transactions (Note 4)	44,063,753	(11,484,143)

Total increase (decrease) in net assets	62,181,400	(18,225,715)

NET ASSETS

Beginning of period	1,036,096,081	1,054,321,796

End of period (including undistributed net investment
income of $1,578,764 and $1,615,209, respectively)	$1,098,277,481	$1,036,096,081

* Unaudited.

The accompanying notes are an integral part of these financial statements.

34	New York Tax Exempt Income Fund

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New York Tax Exempt Income Fund	35

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized				Non-				of expenses	income (loss)
	value,		and unrealized	Total from	From		recurring	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	reimburse	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss)	on investments	operations	income	distributions	ments	of period	value (%)[a]	(in thousands)	(%)[b]	(%)	(%)

Class A
May 31, 2016**	$8.61	.14	.15	.29	(.14)	(.14)	—	$8.76	3.43*	$954,865	.38*[c]	1.64*[c]	8*
November 30, 2015	8.66	.30	(.05)	.25	(.30)	(.30)	—	8.61	2.94	920,148.75		3.51	15
November 30, 2014	8.29	.32	.36	.68	(.31)	(.31)	—	8.66	8.39	946,474.74		3.74	10
November 30, 2013	9.12	.32	(.83)	(.51)	(.32)	(.32)	—	8.29	(5.67)	974,711.75		3.73	11
November 30, 2012	8.54	.34	.57	.91	(.33)	(.33)	—	9.12	10.87	1,206,509.75		3.81	11
November 30, 2011	8.44	.35	.10	.45	(.35)	(.35)	—[d,e]	8.54	5.55	1,081,992.75		4.25	6

Class B
May 31, 2016**	$8.59	.12	.15	.27	(.12)	(.12)	—	$8.74	3.11*	$10,581	.69*[c]	1.33*[c]	8*
November 30, 2015	8.64	.25	(.05)	.20	(.25)	(.25)	—	8.59	2.30	10,708	1.38	2.88	15
November 30, 2014	8.27	.26	.37	.63	(.26)	(.26)	—	8.64	7.73	11,438	1.37	3.11	10
November 30, 2013	9.10	.27	(.84)	(.57)	(.26)	(.26)	—	8.27	(6.28)	12,322	1.38	3.10	11
November 30, 2012	8.52	.28	.58	.86	(.28)	(.28)	—	9.10	10.21	15,438	1.38	3.17	11
November 30, 2011	8.43	.30	.09	.39	(.30)	(.30)	—[d,e]	8.52	4.75	12,561	1.38	3.63	6

Class C
May 31, 2016**	$8.60	.11	.15	.26	(.11)	(.11)	—	$8.75	3.03*	$65,194	.77*[c]	1.25*[c]	8*
November 30, 2015	8.66	.24	(.07)	.17	(.23)	(.23)	—	8.60	2.02	57,709	1.53	2.72	15
November 30, 2014	8.29	.25	.37	.62	(.25)	(.25)	—	8.66	7.55	55,788	1.52	2.96	10
November 30, 2013	9.11	.26	(.83)	(.57)	(.25)	(.25)	—	8.29	(6.30)	58,449	1.53	2.95	11
November 30, 2012	8.54	.27	.56	.83	(.26)	(.26)	—	9.11	9.90	70,435	1.53	3.01	11
November 30, 2011	8.44	.29	.10	.39	(.29)	(.29)	—[d,e]	8.54	4.75	47,182	1.53	3.47	6

Class M
May 31, 2016**	$8.61	.13	.15	.28	(.13)	(.13)	—	$8.76	3.28*	$1,519	.52*[c]	1.50*[c]	8*
November 30, 2015	8.67	.28	(.06)	.22	(.28)	(.28)	—	8.61	2.53	1,404	1.03	3.22	15
November 30, 2014	8.30	.29	.37	.66	(.29)	(.29)	—	8.67	8.08	1,410	1.02	3.46	10
November 30, 2013	9.12	.30	(.83)	(.53)	(.29)	(.29)	—	8.30	(5.83)	1,451	1.03	3.45	11
November 30, 2012	8.54	.31	.58	.89	(.31)	(.31)	—	9.12	10.56	1,659	1.03	3.52	11
November 30, 2011	8.45	.33	.09	.42	(.33)	(.33)	—[d,e]	8.54	5.14	1,435	1.03	3.97	6

Class Y
May 31, 2016**	$8.61	.15	.15	.30	(.15)	(.15)	—	$8.76	3.54*	$66,120	.27*[c]	1.75*[c]	8*
November 30, 2015	8.66	.32	(.05)	.27	(.32)	(.32)	—	8.61	3.17	46,127.53		3.72	15
November 30, 2014	8.29	.34	.36	.70	(.33)	(.33)	—	8.66	8.62	39,211.52		3.96	10
November 30, 2013	9.12	.34	(.83)	(.49)	(.34)	(.34)	—	8.29	(5.47)	18,762.53		3.95	11
November 30, 2012	8.54	.36	.57	.93	(.35)	(.35)	—	9.12	11.10	19,347.53		4.00	11
November 30, 2011	8.45	.37	.09	.46	(.37)	(.37)	—[d,e]	8.54	5.66	8,444.53		4.45	6

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36	New York Tax Exempt Income Fund	New York Tax Exempt Income Fund	37

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2):

d Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

38	New York Tax Exempt Income Fund

Notes to financial statements 5/31/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2015 through May 31, 2016.

Putnam New York Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax and New York State and City personal income taxes as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax and New York State and City personal income taxes (but that may be subject to federal alternative minimum tax (AMT)), are investment grade in quality, and have intermediate- to long-term maturities (three years or longer). Under normal circumstances, Putnam Management invests so that at least 90% of the fund’s income distributions are exempt from federal income tax and New York State and City personal income taxes, except during times of adverse market conditions, when more than 10% of the fund’s income distributions could be subject to these taxes. This investment policy cannot be changed without the approval of the fund’s shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge and class M and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment advisor, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect

New York Tax Exempt Income Fund	39

to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the

40	New York Tax Exempt Income Fund

accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At November 30, 2015, the fund had a capital loss carryover of $25,978,239 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$6,700,381	$13,479,698	$20,180,079	*

4,276,078	N/A	4,276,078	November 30, 2016

1,012,732	N/A	1,012,732	November 30, 2017

509,350	N/A	509,350	November 30, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $1,013,553,231, resulting in gross unrealized appreciation and depreciation of $81,356,508 and $1,134,533, respectively, or net unrealized appreciation of $80,221,975.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,

0.540%	of the next $5 billion,	0.370%	of the next $50 billion,

0.490%	of the next $10 billion,	0.360%	of the next $100 billion and

0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.218% of the fund’s average net assets.

Putnam Management has contractually agreed, through March 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $12,427.

New York Tax Exempt Income Fund	41

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$314,424	Class M	487

Class B	3,621	Class Y	17,854

Class C	20,582	Total	$356,968

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $648 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $778, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to

42	New York Tax Exempt Income Fund

April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,025,217	Class M	3,618

Class B	45,693	Total	$1,380,099

Class C	305,571

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $51,016 and $198 from the sale of class A and class M shares, respectively, and received $1,547 and $167 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $982 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$121,686,838	$82,127,073

U.S. government securities (Long-term)	—	—

Total	$121,686,838	$82,127,073

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 5/31/16		Year ended 11/30/15

Class A	Shares	Amount	Shares	Amount

Shares sold	7,129,369	$62,114,724	8,742,684	$75,475,449

Shares issued in connection with
reinvestment of distributions	1,386,272	12,062,550	2,944,744	25,430,564

	8,515,641	74,177,274	11,687,428	100,906,013

Shares repurchased	(6,377,038)	(55,438,178)	(14,050,223)	(121,217,034)

Net increase (decrease)	2,138,603	$18,739,096	(2,362,795)	$(20,311,021)

	Six months ended 5/31/16		Year ended 11/30/15

Class B	Shares	Amount	Shares	Amount

Shares sold	61,435	$533,331	100,395	$864,675

Shares issued in connection with
reinvestment of distributions	14,615	126,886	32,051	276,302

	76,050	660,217	132,446	1,140,977

Shares repurchased	(111,893)	(973,324)	(208,887)	(1,799,732)

Net decrease	(35,843)	$(313,107)	(76,441)	$(658,755)

New York Tax Exempt Income Fund	43

	Six months ended 5/31/16		Year ended 11/30/15

Class C	Shares	Amount	Shares	Amount

Shares sold	1,095,822	$9,536,831	1,192,847	$10,301,950

Shares issued in connection with
reinvestment of distributions	76,552	666,008	154,005	1,329,005

	1,172,374	10,202,839	1,346,852	11,630,955

Shares repurchased	(431,827)	(3,756,075)	(1,082,701)	(9,337,055)

Net increase	740,547	$6,446,764	264,151	$2,293,900

	Six months ended 5/31/16		Year ended 11/30/15

Class M	Shares	Amount	Shares	Amount

Shares sold	10,321	$90,016	724	$6,259

Shares issued in connection with
reinvestment of distributions	2,467	21,483	5,136	44,379

	12,788	111,499	5,860	50,638

Shares repurchased	(2,445)	(21,282)	(5,553)	(47,991)

Net increase	10,343	$90,217	307	$2,647

	Six months ended 5/31/16		Year ended 11/30/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	2,561,688	$22,328,912	1,901,809	$16,421,780

Shares issued in connection with
reinvestment of distributions	86,329	752,149	142,915	1,234,574

	2,648,017	23,081,061	2,044,724	17,656,354

Shares repurchased	(457,134)	(3,980,278)	(1,212,789)	(10,467,268)

Net increase	2,190,883	$19,100,783	831,935	$7,189,086

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund focuses a majority of its investments in the state of New York and may be affected by economic and political developments in that state.

44	New York Tax Exempt Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	James F. Clark
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Michael J. Higgins
57–59 St James’s Street	Paul L. Joskow	Vice President, Treasurer,
London, England SW1A 1LD	Kenneth R. Leibler	and Clerk
Robert E. Patterson
Marketing Services	George Putnam, III	Janet C. Smith
Putnam Retail Management	Robert L. Reynolds	Vice President,
One Post Office Square	W. Thomas Stephens	Principal Accounting Officer,
Boston, MA 02109		and Assistant Treasurer
Officers
Custodian	Robert L. Reynolds	Susan G. Malloy
State Street Bank	President	Vice President and
and Trust Company		Assistant Treasurer
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	James P. Pappas
Ropes & Gray LLP	Principal Executive Officer, and	Vice President
Compliance Liaison
Mark C. Trenchard
	Steven D. Krichmar	Vice President and
	Vice President and	BSA Compliance Officer
Principal Financial Officer
Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam New York Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA051
301193 7/16

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam New York Tax Exempt Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 28, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: July 28, 2016